UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         February 4, 2005
                                                  -----------------------------

                             Advanced Photonix, Inc
-------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)


          Delaware                    1-11056                   33-0325836
-------------------------------------------------------------------------------

(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


   1240  Avenida Acaso, Camarillo, California                          93012
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                          (ZIP Code)


Registrant's telephone number, including area code:         (805) 987-0146
                                                    ---------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

Advanced Photonix, Inc. ("API") and Continental Stock Transfer & Trust Company, as Rights Agent, executed an Amended & Restated Rights Agreement, dated as of February 4, 2005 (the "Amended Rights Agreement"), which amends and restates the Rights Agreement , dated as of September 10, 2002 (the "Rights Agreement"). On February 4, 2005, the Board of Directors of API approved an amendment to the Rights Agreement providing for an exception to the definition of "Acquiring Person" (as defined in the Rights Agreement). The Amended Rights Agreement provides that an "Exempt Person" (as defined in the Amended Rights Agreement) would not be deemed to be an "Acquiring Person." An "Exempt Person" is defined in the Amended Rights Agreement to mean any person, together with all "Affiliates" and "Associates" of such person, who or which would be an Acquiring Person solely by reason of being the "Beneficial Owner of Common Shares", the "Beneficial Ownership" of which was acquired by such person pursuant to any action or transactions or series of transactions approved by the Board of Directors before such person becomes an Acquiring Person.

The description of the Amended Rights Agreement is qualified in its entirety by reference to the copy of the Amended Rights Agreement filed as Exhibit 4.1 hereof, which is incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Rights Agreement.

(c) Exhibits:

      The following exhibit is filed herewith.

      4.1 Amended and Restated Rights Agreement, dated as of February 4, 2005, by and between Advanced Photonix, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADVANCED PHOTONIX, INC.



                                     By: /s/ Richard Kurtz
                                         -----------------------------------
                                         Richard Kurtz, Chief Executive Officer

Dated: February 9, 2005